Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 359,421,161.32
Previously Paid Amount	0.00
Total Fee Amount	49,636.07
Total Offset Amount	0.00
Net Fee	$ 49,636.07
Final Prospectus	false